Shareholder rights plan	6 Months Ended
Jun. 30, 2017
Shareholder rights plan [Abstract]
Shareholder rights plan
5.	Shareholder rights plan

On June 27, 2017, the Company’s shareholders approved a Shareholder Rights Plan Agreement (the "Rights Plan") for the Company. The Rights Plan is to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly and equally in connection with any take-over bid or other acquisition of control of the Corporation. The Rights Plan is designed to require any potential transaction that will result in a person owning, in the aggregate, 20% or more of the outstanding Common Shares to be structured as a formal take-over bid that satisfies certain minimum requirements relating primarily to the manner in which the bid must be made, the minimum number of days the bid must remain open, and the minimum number of shares that must be acquired under the bid.